                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      BECKER DRAPKIN PARTNERS (QP), L.P.

                Item                       Information

Name:                                  BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 19, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.
Symbol:                                [SDOI]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ---------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  October 21, 2015

2.      BECKER DRAPKIN PARTNERS, L.P.

                Item                       Information

Name:                                  BECKER DRAPKIN PARTNERS, L.P.

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 19, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.
Symbol:                                [SDOI]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ---------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  October 21, 2015

3.      BC ADVISORS, LLC

                Item                       Information

Name:                                  BC ADVISORS, LLC

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 19, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.
Symbol:                                [SDOI]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Ashley Sekimoto
                                              ---------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  October 21, 2015

4.      STEVEN R. BECKER

                Item                       Information

Name:                                  STEVEN R. BECKER

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 19, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.
Symbol:                                [SDOI]

Relationship of Reporting Person(s)    Director and 10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Ashley Sekimoto
                                              ---------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  October 21, 2015

5.      MATTHEW A. DRAPKIN

                Item                       Information

Name:                                  MATTHEW A. DRAPKIN

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 19, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.
Symbol:                                [SDOI]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Ashley Sekimoto
                                              ---------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  October 21, 2015